Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:
Jeff Young	Tom Barth
Media Relations	Investor Relations
Akamai Technologies	Akamai Technologies
617-444-3913	617-274-7130
jyoung@akamai.com	tbarth@akamai.com

AKAMAI REPORTS SECOND QUARTER 2016 FINANCIAL RESULTS

•	Revenue of $572 million, up 6% year-over-year and also up 6% when adjusted for foreign exchange*

•	GAAP EPS of $0.42 per diluted share, up 14% year-over-year and up 10% when adjusted for foreign exchange*

•	Non-GAAP EPS of $0.64 per diluted share, up 12% year-over-year and up 11% when adjusted for foreign exchange*

CAMBRIDGE, Mass. – July 26, 2016 – Akamai Technologies, Inc. (NASDAQ: AKAM), the global leader in Content Delivery Network (CDN) services, today reported financial results for the second quarter ended June 30, 2016.

“The second quarter was another solid quarter for Akamai, with strong year-over-year earnings growth and cash flow generation,” said Dr. Tom Leighton, Chief Executive Officer.  “We were particularly pleased with the continued strength of our Cloud Security Solutions, which grew 42% year over year and exited the quarter at a $360 million annualized revenue run rate.”

Akamai delivered the following results for the second quarter ended June 30, 2016:

Revenue: Revenue was $572 million, a 6% increase over second quarter 2015 revenue of $541 million and also a 6% increase when adjusted for foreign exchange.*

Revenue by Solution Category:**

•	Performance and Security Solutions revenue was $327 million, up 16% year-over-year and also up 16% when adjusted for foreign exchange*

•	Cloud Security Solutions revenue, a component of Performance and Security, was $87 million, up 42% year-over-year and also up 42% when adjusted for foreign exchange*

•	Media Delivery Solutions revenue was $197 million, down 9% year-over-year and down 10% when adjusted for foreign exchange*

•	Services and Support Solutions revenue was $48 million, up 18% year-over-year and up 17% when adjusted for foreign exchange*

Revenue by Geography:

•	U.S. revenue was $395 million, down 1% year-over-year

•	International revenue was $177 million, up 25% year-over-year and up 24% when adjusted for foreign exchange*

Customer Revenue by Division:***

Effective in the second quarter of 2016, the Company is now managing the business in a new division structure. Revenue from customers in the Company's three major divisions is reported below.

•	Media Division revenue was $288 million, down 2% year-over-year and also down 2% when adjusted for foreign exchange*

•	Web Division revenue was $271 million, up 15% year-over-year and also up 15% when adjusted for foreign exchange*

•	Enterprise and Carrier Division revenue was $12 million, up 22% year-over-year and also up 22% when adjusted for foreign exchange*

Income from operations: GAAP income from operations was $110 million, a 4% increase from second quarter 2015. GAAP operating margin for the second quarter was 19%, down a percentage point from the same period last year.

Non-GAAP income from operations* was $157 million, a 4% increase from second quarter 2015. Non-GAAP operating margin* for the second quarter was 27%, down a percentage point from the same period last year.

Net income: GAAP net income was $74 million, a 10% increase from second quarter 2015. Non-GAAP net income* was $112 million, a 10% increase from second quarter 2015.

EPS: GAAP EPS was $0.42 per diluted share, a 14% increase from second quarter 2015 and a 10% increase when adjusted for foreign exchange.* Non-GAAP EPS was $0.64 per diluted share, a 12% increase from second quarter 2015 and an 11% increase when adjusted for foreign exchange.*

Adjusted EBITDA*: Adjusted EBITDA was $231 million, an 8% increase from second quarter 2015. Adjusted EBITDA margin* was 40%, consistent with the second quarter of 2015.

Other second quarter 2016 results included:

•	Cash from operations was $243 million, or 42% of revenue

•	Cash, cash equivalents and marketable securities as of June 30, 2016 was $1.6 billion

•	The Company spent $91 million to repurchase 1.7 million shares of its common stock at an average price of $52.55 per share

•	The Company had approximately 175 million shares of common stock outstanding as of June 30, 2016

*	See Use of Non-GAAP Financial Measures below for definitions

**	Revenue by solution category – A product-focused reporting view that reflects revenue by solution purchased.

***
Customer revenue by division – A customer-focused reporting view that reflects revenue from customers that are managed by the division. Historical division revenue can be found on the Investor Relations section of Akamai.com.

Quarterly Conference Call
Akamai will host a conference call today at 4:30 p.m. ET that can be accessed through 1-844-578-9671 (or 1-508-637-5655 for international calls) and using passcode No. 40398195. A live webcast of the call may be accessed at www.akamai.com in the Investor section. In addition, a replay of the call will be available for one week following the conference by calling 1-855-859-2056 (or 1-404-537-3406 for international calls) and using passcode No. 40398195. The archived webcast of this event may be accessed through the Akamai website.

About Akamai
As the global leader in Content Delivery Network (CDN) services, Akamai makes the Internet fast, reliable and secure for its customers. The company’s advanced web performance, mobile performance, cloud security and media delivery solutions are revolutionizing how businesses optimize consumer, enterprise and entertainment experiences for any device, anywhere. To learn how Akamai solutions and its team of Internet experts are helping businesses move faster forward, please visit www.akamai.com or blogs.akamai.com, and follow @Akamai on Twitter.

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)	June 30, 2016	December 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$326,644	$289,473
Marketable securities	542,062	460,088
Accounts receivable, net	364,401	380,399
Prepaid expenses and other current assets	132,477	123,228
Total current assets	1,365,584	1,253,188
Property and equipment, net	786,835	753,180
Marketable securities	731,232	774,674
Goodwill	1,150,137	1,150,244
Acquired intangible assets, net	142,668	156,095
Deferred income tax assets	2,455	4,700
Other assets	90,811	89,603
Total assets	$4,269,722	$4,181,684
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$68,249	$61,982
Accrued expenses	234,013	216,166
Deferred revenue	67,163	54,154
Other current liabilities	7,117	138
Total current liabilities	376,542	332,440
Deferred revenue	3,735	4,163
Deferred income tax liabilities	10,248	12,888
Convertible senior notes	628,970	618,047
Other liabilities	99,754	93,268
Total liabilities	1,119,249	1,060,806
Total stockholders' equity	3,150,473	3,120,878
Total liabilities and stockholders' equity	$4,269,722	$4,181,684

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended			Six Months Ended
(in thousands, except per share data)	June 30, 2016	March 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Revenue	$572,135	$567,725	$540,723	$1,139,860	$1,067,259
Costs and operating expenses:
Cost of revenue (1) (2)	206,323	194,736	179,910	401,059	349,204
Research and development (1)	37,690	40,842	36,693	78,532	72,521
Sales and marketing (1)	103,223	102,211	111,501	205,434	214,980
General and administrative (1) (2)	107,538	102,283	99,152	209,821	188,744
Amortization of acquired intangible assets	6,711	6,716	6,752	13,427	13,532
Restructuring charges	470	6,818	455	7,288	497
Total costs and operating expenses	461,955	453,606	434,463	915,561	839,478
Income from operations	110,180	114,119	106,260	224,299	227,781
Interest income	3,393	3,320	2,541	6,713	5,542
Interest expense	(4,639)	(4,653)	(4,678)	(9,292)	(9,254)
Other income (expense), net	415	(189)	(1,605)	226	(1,906)
Income before provision for income taxes	109,349	112,597	102,518	221,946	222,163
Provision for income taxes	35,714	37,739	35,318	73,453	77,217
Net income	$73,635	$74,858	$67,200	$148,493	$144,946

Net income per share:
Basic	$0.42	$0.42	$0.38	$0.84	$0.81
Diluted	$0.42	$0.42	$0.37	$0.84	$0.80

Shares used in per share calculations:
Basic	175,499	176,403	178,682	175,951	178,614
Diluted	176,420	177,539	180,738	176,980	180,782

(1) Includes stock-based compensation (see supplemental table for figures)
(2) Includes depreciation and amortization (see supplemental table for figures)

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2016	March 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Cash flows from operating activities:
Net income	$73,635	$74,858	$67,200	$148,493	$144,946
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	85,114	80,669	73,989	165,783	144,449
Stock-based compensation	34,911	31,741	32,251	66,652	61,920
Excess tax benefits from stock-based compensation	(1,497)	(1,135)	(9,609)	(2,632)	(22,737)
Provision (benefit) for deferred income taxes	1,713	1,072	(24,580)	2,785	(16,275)
Amortization of debt discount and issuance costs	4,639	4,653	4,677	9,292	9,253
Other non-cash reconciling items, net	749	2,752	703	3,501	1,146
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	1,880	15,906	18,260	17,786	(14,292)
Prepaid expenses and other current assets	(7,510)	(3,481)	13,839	(10,991)	12,022
Accounts payable and accrued expenses	44,659	(32,377)	84,376	12,282	31,673
Deferred revenue	1,473	10,653	76	12,126	7,023
Other current liabilities	95	6,876	157	6,971	199
Other non-current assets and liabilities	3,011	(1,949)	2,684	1,062	4,425
Net cash provided by operating activities	242,872	190,238	264,023	433,110	363,752
Cash flows from investing activities:
Cash paid for acquired businesses, net of cash acquired	—	—	(106,883)	—	(122,945)
Purchases of property and equipment and capitalization of internal-use software development costs	(78,141)	(82,340)	(96,013)	(160,481)	(233,082)
Purchases of short- and long-term marketable securities	(288,742)	(95,843)	(308,685)	(384,585)	(405,989)
Proceeds from sales and maturities of short- and long-term marketable securities	227,234	125,109	222,030	352,343	529,685
Other non-current assets and liabilities	842	(2,354)	(1,827)	(1,512)	(1,909)
Net cash used in investing activities	(138,807)	(55,428)	(291,378)	(194,235)	(234,240)
Cash flows from financing activities:
Proceeds from the issuance of common stock under stock plans	8,745	18,350	12,072	27,095	36,512
Excess tax benefits from stock-based compensation	1,497	1,135	9,609	2,632	22,737
Employee taxes paid related to net share settlement of stock-based awards	(5,914)	(26,496)	(8,253)	(32,410)	(39,354)
Repurchases of common stock	(90,985)	(108,725)	(63,388)	(199,710)	(126,068)
Other non-current assets and liabilities	—	—	(1,250)	—	(1,250)
Net cash used in financing activities	(86,657)	(115,736)	(51,210)	(202,393)	(107,423)
Effects of exchange rate changes on cash and cash equivalents	(3,676)	4,365	3,456	689	(3,291)
Net increase (decrease) in cash and cash equivalents	13,732	23,439	(75,109)	37,171	18,798
Cash and cash equivalents at beginning of period	312,912	289,473	332,557	289,473	238,650
Cash and cash equivalents at end of period	$326,644	$312,912	$257,448	$326,644	$257,448

AKAMAI TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP INCOME FROM OPERATIONS, NET INCOME AND ADJUSTED EBITDA

	Three Months Ended			Six Months Ended
(in thousands, except per share data)	June 30, 2016	March 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Income from operations	$110,180	$114,119	$106,260	$224,299	$227,781
GAAP operating margin	19%	20%	20%	20%	21%
Amortization of acquired intangible assets	6,711	6,716	6,752	13,427	13,532
Stock-based compensation	34,911	31,741	32,251	66,652	61,920
Amortization of capitalized stock-based compensation and capitalized interest expense	4,071	3,608	3,636	7,679	6,744
Restructuring charges	470	6,818	455	7,288	497
Acquisition-related costs (benefits)	361	(79)	(530)	282	(135)
Legal matter costs	101	789	1,514	890	2,786
Operating adjustments	46,625	49,593	44,078	96,218	85,344
Non-GAAP income from operations	$156,805	$163,712	$150,338	$320,517	$313,125
Non-GAAP operating margin	27%	29%	28%	28%	29%

Net income	$73,635	$74,858	$67,200	$148,493	$144,946
Operating adjustments (from above)	46,625	49,593	44,078	96,218	85,344
Amortization of debt discount and issuance costs	4,639	4,653	4,678	9,292	9,254
Loss on investments	—	—	—	—	25
Income tax-effect of above non-GAAP adjustments and certain discrete tax items	(12,832)	(11,323)	(13,788)	(24,155)	(26,225)
Non-GAAP net income	112,067	117,781	102,168	229,848	213,344

Depreciation and amortization	74,332	70,345	63,601	144,677	124,173
Interest income	(3,393)	(3,320)	(2,541)	(6,713)	(5,542)
Other (income) expense, net	(415)	189	1,605	(226)	1,881
Provision for GAAP income taxes	35,714	37,739	35,318	73,453	77,217
Income tax-effect of above non-GAAP adjustments and certain discrete tax items	12,832	11,323	13,788	24,155	26,225
Adjusted EBITDA	$231,137	$234,057	$213,939	$465,194	$437,298
Adjusted EBITDA margin	40%	41%	40%	41%	41%

Non-GAAP net income per share:
Basic	$0.64	$0.67	$0.57	$1.31	$1.19
Diluted	$0.64	$0.66	$0.57	$1.30	$1.18

Shares used in non-GAAP per share calculations:
Basic	175,499	176,403	178,682	175,951	178,614
Diluted	176,420	177,539	180,738	176,980	180,782

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA BY SOLUTION CATEGORY

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2016	March 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Revenue by solution category(1):
Performance and Security Solutions	$326,642	$315,863	$282,391	$642,505	$554,350
Media Delivery Solutions	197,077	205,939	217,151	403,016	432,016
Services and Support Solutions	48,416	45,923	41,181	94,339	80,893
Total revenue	$572,135	$567,725	$540,723	$1,139,860	$1,067,259
Cloud Security Solutions revenue	$86,980	$80,660	$61,462	$167,640	$116,645

Revenue growth rates year-over-year:
Performance and Security Solutions	16%	16%	14%	16%	16%
Media Delivery Solutions	(9)%	(4)	13	(7)%	13
Services and Support Solutions	18%	16	14	17%	13
Total revenue	6%	8%	14%	7%	15%
Cloud Security Solutions revenue growth rates	42%	46%	41%	44%	58%

Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(2):
Performance and Security Solutions	16%	17%	18%	16%	20%
Media Delivery Solutions	(10)	(4)	18	(7)	17
Services and Support Solutions	17	16	18	17	17
Total revenue	6%	9%	18%	7%	19%
Cloud Security Solutions revenue growth rates(2)	42%	47%	45%	44%	63%

(1) See revenue by solution category definition in press release
(2) See Use of Non-GAAP Financial Measures below for a definition

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA BY DIVISION

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2016	March 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Customer revenue by division(1):
Media Division	$288,432	$291,933	$294,551	$580,365	$588,517
Web Division	271,327	263,743	236,017	535,070	460,257
Enterprise and Carrier Division	12,376	12,049	10,155	24,425	18,485
Total revenue	$572,135	$567,725	$540,723	$1,139,860	$1,067,259

Revenue growth rates year-over-year:
Media Division	(2)%	(1)%	10%	(1)%	12%
Web Division	15	18	18	16	18
Enterprise and Carrier Division	22	45	27	32	29
Total revenue	6%	8%	14%	7%	15%

Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(2):
Media Division	(2)%	—%	14%	(1)%	16%
Web Division	15	18	23	16	22
Enterprise and Carrier Division	22	44	28	32	30
Total revenue	6%	9%	18%	7%	19%

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA BY GEOGRAPHY

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2016	March 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Revenue by geography:
U.S.	$395,085	$397,283	$399,103	$792,368	$788,076
International	177,050	170,442	141,620	347,492	279,183
Total revenue	$572,135	$567,725	$540,723	$1,139,860	$1,067,259

Revenue growth rates year-over-year:
U.S.	(1)%	2%	16%	1%	18%
International	25	24	7	24	7
Total revenue	6%	8%	14%	7%	15%

Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(2):
U.S.	(1)%	2%	16%	1%	18%
International	24	27	22	25	21
Total revenue	6%	9%	18%	7%	19%

(1) See customer revenue by division definition in press release
(2) See Use of Non-GAAP Financial Measures below for a definition

AKAMAI TECHNOLOGIES, INC.
OTHER SUPPLEMENTAL FINANCIAL DATA

	Three Months Ended			Six Months Ended
(in thousands, except end of period statistics)	June 30, 2016	March 31, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Stock-based compensation:
Cost of revenue	$4,553	$3,970	$3,502	$8,523	$6,665
Research and development	6,752	6,438	6,009	13,190	11,375
Sales and marketing	13,259	12,352	12,847	25,611	25,830
General and administrative	10,347	8,981	9,893	19,328	18,050
Total stock-based compensation	$34,911	$31,741	$32,251	$66,652	$61,920

Depreciation and amortization:
Network-related depreciation	$58,615	$55,174	$50,145	$113,789	$99,133
Other depreciation and amortization	15,717	15,171	13,456	30,888	25,040
Depreciation of property and equipment	74,332	70,345	63,601	144,677	124,173
Capitalized stock-based compensation amortization	3,628	3,257	3,435	6,885	6,387
Capitalized interest expense amortization	443	351	201	794	357
Amortization of acquired intangible assets	6,711	6,716	6,752	13,427	13,532
Total depreciation and amortization	$85,114	$80,669	$73,989	$165,783	$144,449

Capital expenditures(1)(2):
Purchases of property and equipment	$50,726	$50,067	$76,492	$100,793	$165,621
Capitalized internal-use software development costs	36,288	35,172	30,835	71,460	64,818
Capitalized stock-based compensation	6,209	5,203	4,471	11,412	8,615
Capitalized interest expense	868	785	619	1,653	1,294
Total capital expenditures	$94,091	$91,227	$112,417	$185,318	$240,348

Net increase (decrease) in cash, cash equivalents and marketable securities	$76,706	$(1,003)	$9,816	$75,703	$(103,329)

End of period statistics:
Number of employees	6,263	6,119	5,733
Number of deployed servers	219,595	216,435	189,136

(1) Capital expenditures presented in this table are reported on an accrual basis, which differs from the cash-basis presentation in the statements of cash flows. The primary difference between the two is the change in purchases of property and equipment and capitalization of internal-use software development costs accrued for, but not paid, at period end.
(2) See Use of Non-GAAP Financial Measures below for a definition

Use of Non-GAAP Financial Measures
In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), Akamai provides additional financial metrics that are not prepared in accordance with GAAP (non-GAAP). Management uses non-GAAP financial measures, in addition to GAAP financial measures, to understand and compare operating results across accounting periods, for financial and operational decision making, for planning and forecasting purposes, to measure executive compensation and to evaluate Akamai's financial performance. These non-GAAP financial measures are non-GAAP income from operations, non-GAAP operating margin, non-GAAP net income, non-GAAP net income per share, Adjusted EBITDA, Adjusted EBITDA margin, capital expenditures and impact of foreign currency exchange rates, as discussed below.

Management believes that these non-GAAP financial measures reflect Akamai's ongoing business in a manner that allows for meaningful comparisons and analysis of trends in its business, as they exclude expenses and gains that may be infrequent, unusual in nature or not reflective of Akamai's ongoing operating results. Management also believes that these non-GAAP financial measures enable investors to evaluate Akamai's operating results and future prospects in the same manner as management. These non-GAAP financial measures may also facilitate comparing financial results across accounting periods and to those of peer companies.

The non-GAAP financial measures do not replace the presentation of Akamai's GAAP financial results and should only be used as a supplement to, not as a substitute for, Akamai's financial results presented in accordance with GAAP. Akamai has provided a reconciliation of each non-GAAP financial measure used in its financial reporting and investor presentations to the most directly comparable GAAP financial measure. This reconciliation captioned “Reconciliation of GAAP to Non-GAAP Financial Measures” can be found on the Investor Relations section of Akamai's website.

The non-GAAP adjustments, and Akamai's basis for excluding them from non-GAAP financial measures, are outlined below:

•
Amortization of acquired intangible assets – Akamai has incurred amortization of intangible assets, included in its GAAP financial statements, related to various acquisitions Akamai has made. The amount of an acquisition's purchase price allocated to intangible assets and term of its related amortization can vary significantly and are unique to each acquisition; therefore, Akamai excludes amortization of acquired intangible assets from its non-GAAP financial measures to provide investors with a consistent basis for comparing pre- and post-acquisition operating results.

•
Stock-based compensation and amortization of capitalized stock-based compensation – Although stock-based compensation is an important aspect of the compensation paid to Akamai's employees, the grant date fair value varies based on the stock price at the time of grant, varying valuation methodologies, subjective assumptions and the variety of award types. This makes the comparison of Akamai's current financial results to previous and future periods difficult to interpret; therefore, Akamai believes it is useful to exclude stock-based compensation and amortization of capitalized stock-based compensation from its non-GAAP financial measures in order to highlight the performance of Akamai's core business and to be consistent with the way many investors evaluate its performance and compare its operating results to peer companies.

•
Acquisition-related costs – Acquisition-related costs include transaction fees, advisory fees, due diligence costs and other direct costs associated with strategic activities. In addition, subsequent adjustments to Akamai's initial estimated amounts of contingent consideration and indemnification associated with specific acquisitions are included within acquisition-related costs. These amounts are impacted by the timing and size of the acquisitions. Akamai excludes acquisition-related costs from its non-GAAP financial measures to provide a useful comparison of Akamai's operating results to prior periods and to its peer companies because such amounts vary significantly based on the magnitude of the acquisition transactions.

•
Restructuring charges – Akamai has incurred restructuring charges that are included in its GAAP financial statements, primarily related to workforce reductions and estimated costs of exiting facility lease commitments. Akamai excludes these items from its non-GAAP financial measures when evaluating its continuing business performance as such items vary significantly based on the magnitude of the restructuring action and do not reflect expected future operating expenses. In addition, these charges do not necessarily provide meaningful insight into the fundamentals of current or past operations of its business.

•
Amortization of debt discount and issuance costs and amortization of capitalized interest expense – In February 2014, Akamai issued $690 million of convertible senior notes due 2019 with a coupon interest rate of 0%. The imputed interest rate of the convertible senior notes was approximately 3.2%. This is a result of the debt discount recorded for the conversion feature that is required to be separately accounted for as equity under GAAP, thereby reducing the carrying value of the convertible debt instrument. The debt discount is amortized as interest expense together with the issuance costs of the debt. All of Akamai's interest expense is comprised of these non-cash components and is excluded from management's assessment of the company's operating performance because management believes the non-cash expense is not representative of ongoing operating performance.

•
Loss on investments and legal matter costs – Akamai has incurred losses from the impairment of certain investments and the settlement of legal matters. Akamai has also incurred costs with respect to its internal Foreign Corrupt Practices Act (FCPA) investigation in addition to the disgorgement Akamai was required to pay to resolve it. Akamai believes excluding these amounts from its non-GAAP financial measures is useful to investors as the types of events giving rise to them occur infrequently and are not representative of Akamai's core business operations.

•
Income tax effect of non-GAAP adjustments and certain discrete tax items – The non-GAAP adjustments described above are reported on a pre-tax basis. The income tax effect of non-GAAP adjustments is the difference between GAAP and non-GAAP income tax expense. Non-GAAP income tax expense is computed on non-GAAP pre-tax income (GAAP pre-tax income adjusted for non-GAAP adjustments) and excludes certain discrete tax items (such as recording or release of valuation allowances), if any. Akamai believes that applying the non-GAAP adjustments and their related income tax effect allows Akamai to highlight income attributable to its core operations.

Akamai's definitions of its non-GAAP financial measures are outlined below:

Non-GAAP income from operations – GAAP income from operations adjusted for the following items: amortization of acquired intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; amortization of capitalized interest expense; acquisition-related costs; restructuring charges; gains and other activity related to divestiture of a business; gains and losses on legal settlements; costs incurred with respect to Akamai's internal FCPA investigation; and other non-recurring or unusual items that may arise from time to time.

Non-GAAP operating margin – Non-GAAP income from operations stated as a percentage of revenue.

Non-GAAP net income – GAAP net income adjusted for the following tax-affected items: amortization of acquired intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; acquisition-related costs; restructuring charges; gains and other activity related to divestiture of a business; gains and losses on legal settlements; costs incurred with respect to Akamai's internal FCPA investigation; loss on early extinguishment of debt; amortization of debt discount and issuance costs; amortization of capitalized interest expense; certain gains and losses on investments; and other non-recurring or unusual items that may arise from time to time.

Non-GAAP net income per share – Non-GAAP net income divided by basic weighted average or diluted common shares outstanding. Basic weighted average shares outstanding are those used in GAAP net income per share calculations. Diluted weighted average shares outstanding are adjusted in non-GAAP per share calculations for the shares that would be delivered to Akamai pursuant to the note hedge transaction entered into in connection with the issuance of $690 million of convertible senior notes due 2019. Under GAAP, shares delivered under hedge transactions are not considered offsetting shares in the fully-diluted share calculation until they are delivered. However, the company would receive a benefit from the note hedge transaction and would not allow the dilution to occur, so management believes that adjusting for this benefit provides a meaningful view of operating performance. Unless and until Akamai's weighted average stock price is greater than $89.56, the initial conversion price, there will be no difference between GAAP and non-GAAP diluted weighted average common shares outstanding.

Adjusted EBITDA – GAAP net income excluding the following items: interest income; income taxes; depreciation and amortization of tangible and intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; acquisition-related costs; restructuring charges; benefit from adoption of software development activities; gains and other activity related to divestiture of a business; gains and losses on legal settlements; costs incurred with respect to Akamai's internal FCPA investigation; foreign exchange gains and losses; loss on early extinguishment of debt; amortization of debt discount and issuance costs; amortization of capitalized interest expense; certain gains and losses on investments; and other non-recurring or unusual items that may arise from time to time.

Adjusted EBITDA margin – Adjusted EBITDA stated as a percentage of revenue.

Capital expenditures – Purchases of property and equipment, capitalization of internal-use software development costs, capitalization of stock-based compensation and capitalization of interest expense.

Impact of Foreign Currency Exchange Rates – Revenue and earnings from international operations have historically been an important contributor to Akamai's financial results. Consequently, Akamai's financial results have been impacted, and management expects they will continue to be impacted, by fluctuations in foreign currency exchange rates. For example, when the local currencies of Akamai's foreign subsidiaries weaken, consolidated results stated in U.S. dollars are negatively impacted. Because exchange rates are a meaningful factor in understanding period-to-period comparisons, management believes the presentation of the impact of foreign currency exchange rates on revenue and earnings enhances the understanding of financial results and evaluation of performance in comparison to prior periods. The information presented is calculated by translating current period results using the same average foreign currency exchange rates per month from the comparative period.

Akamai Statement Under the Private Securities Litigation Reform Act
This release and/or our quarterly earnings conference call scheduled for later today contain information about future expectations, plans and prospects of Akamai's management that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors including, but not limited to, inability to increase our revenue at the same rate as in the past and keep our expenses from increasing at a greater rate than our revenues; delay in developing or failure to develop new service offerings or functionalities, and if developed, lack of market acceptance of such service offerings and functionalities or failure of such solutions to operate as expected, and other factors that are discussed in the Company's Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other documents periodically filed with the SEC.

In addition, the statements in this press release and on such call represent Akamai's expectations and beliefs as of the date of this press release. Akamai anticipates that subsequent events and developments may cause these expectations and beliefs to change. However, while Akamai may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Akamai's expectations or beliefs as of any date subsequent to the date of this press release.